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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 29, 2004
                Date of Report (Date of earliest event reported)

                               TRUE VALUE COMPANY
             (Exact name of registrant as specified in its charter)

          DELAWARE                      2-20910                   36-2099896
(State or other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)               File Number)           Identification No.)


                            8600 W. BRYN MAWR AVENUE
                          CHICAGO, ILLINOIS 60631-3505
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (773)-695-5000

                               TRUSERV CORPORATION
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.03 -- AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
             YEAR.

On December 29, 2004, TruServ Corporation filed a Certificate of Ownership and Merger with the State of Delaware effective as of December 31, 2004 whereby TSTV, Inc., a wholly owned subsidiary of TruServ, merged with and into TruServ. TruServ was the surviving corporation and as part of the merger changed its name to "True Value Company". The by-laws of the surviving corporation were also amended as of December 31, 2004 to reflect the new name of the corporation as True Value Company.

ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

EXHIBIT
   NO.                                         EXHIBIT
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   3.1      Certificate of Ownership and Merger, amendment to Articles of
            Incorporation effective as of December 31, 2004

   3.2 By-Laws of True Value Company, as amended and restated as of December 31, 2004



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TRUE VALUE COMPANY

 Date: January 5, 2005                       By  /s/ David A. Shadduck
                                             ---------------------------------
                                             Name:   David A. Shadduck
                                             Title:  Senior Vice President and
                                                       Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.                              EXHIBIT
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    3.1       Certificate of Ownership and Merger, amendment to Articles of
              Incorporation effective as of December 31, 2004

    3.2 By-Laws of True Value Company, as amended and restated as of December 31, 2004




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